UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                     DATE OF FISCAL YEAR END: APRIL 30, 2009

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.


                            CAMBIAR OPPORTUNITY FUND

                        CAMBIAR INTERNATIONAL EQUITY FUND

                            CAMBIAR CONQUISTADOR FUND

                          CAMBIAR AGGRESSIVE VALUE FUND

                     Semi-Annual Report      October 31, 2008

                         The Advisors' Inner Circle Fund

                            (CAMBIAR INVESTORS LOGO)

                                                         MANAGER FOR ALL SEASONS

THE ADVISORS' INNER CIRCLE FUND                                 CAMBIAR FUNDS
                                                                OCTOBER 31, 2008

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Schedules of Investments ..................................................   10
Statements of Assets and Liabilities ......................................   24
Statements of Operations ..................................................   26
Statements of Changes in Net Assets .......................................   28
Financial Highlights ......................................................   32
Notes to Financial Statements .............................................   38
Approval of Investment Advisory Agreement .................................   50
Disclosure of Fund Expenses ...............................................   53

The Funds file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                                          CAMBIAR INVESTORS, LLC
                                                              SHAREHOLDER LETTER
                                                                OCTOBER 31, 2008

Dear Investor:

The banking crisis that has engulfed capital markets for the last sixteen months entered an entirely new dimension in the last weeks of the third quarter of 2008, and continued into the month of October. By mid-October, the U.S. and the rest of the world had experienced a full-blown stock market crash, with major indexes down a staggering 40-60% and market volatility reaching levels only experienced during pre-World War II market crashes. The financial infection has permeated every market across the globe. While there have been other bear markets, banking system problems, and explosive stock market declines in the last 75 years, there is no precedent for the confluence of these events in the modern financial era.

During a span of 40 business days (end of August through October 27th) the S&P 500 Index (the "S&P 500") lost 34%, with negative breadth exceeding as much as 100:1 on multiple occasions. The markets bounced in mid-October, only to grind even lower by month-end, as various leveraged players were forcibly liquidated. A panicked and highly risk-averse mentality prevailed across the global markets. Intraday swings for the overall stock market in September and October ranged from 5-10% per day, while some stocks experienced 1-2 day moves of as much as 50-100% - making it difficult to ascertain what, if anything, individual or aggregate stock prices really mean. From Labor Day through the end of October, the Dow Jones Industrial Average experienced 21 daily moves exceeding 300 points, and 8 daily moves exceeding 500 points. At the low close on October 27th, the S&P 500 traded 36% below its 200-day moving average, eclipsing all postwar bear markets in terms of negative breadth and ferocity. By the last week of October, the S&P 500 had lost 42% for the year to date, making 1930s stock market comparisons inevitable.

The damage has been almost total. The Value Line Arithmetic Mean Index, an equal-weighted index of 1,650 medium to large companies, shed 49% from October 31st of last year through the low reached October 27th (and an incredulous 59% from the top in the early summer of 2007 to the lows in November). This means the average stock lost half its value over the 12 months ended October 31st and 60% of its value in a 17 month span, and by mathematical inference at least half of the medium to larger stocks lost more than half their value in this span. Of these losses, as much as 80% of them occurred between September 19th (the day the Troubled Asset Relief

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

Program plan was announced and a short-selling ban effected on financial stocks) and late October. At no point, in either the 1987 stock market crash or the 2000-2002 bear market, have broad losses come anywhere close to this kind of ferocity or breadth.

It is challenging to put together a cogent explanation for all that has taken place in the last 90 days. In fact, few investor's young or old have ever seen anything like the current market. It is that much more difficult to predict where things will go from here. Nor is it a straightforward exercise to compose a thoughtful or visionary client letter in the wake of this turmoil and massive capital loss. Traditional definitions of financial value have held little, if any, predictive use or effectiveness for the last 18 months. This leaves valuations for businesses that are not deeply reliant on financing and that have reasonably endogenous end-market demand for their products at levels that have not been available since the early 1980s. These are the type of valuation anomalies where we are concentrating our clients' capital.

Clearly, a far darker economic outlook is foreshadowed, implying much lower corporate profitability and ongoing financial stresses. But how dark? Nearly all the market's ascent from the lows reached in 2002 has been erased, and the overall stock market has returned to levels first broached in 1997! Was there really no real economic value creation in the last 11 years? It is apparent that excessive leverage, complex trading strategies and the increasing interconnectedness of financial counter-parties have all had a hand in the explosive loss of financial value that has transpired. While there is time yet in 2008 to see some recovery of value from current levels, the psychological damage to confidence is profound.

We have managed to put together a rather excessive letter the length of which may be beyond normal attention spans. We will attempt to cut to the chase and address the major questions that have dominated our recent client discussions:
1) Are stocks cheap enough yet or will indexes fall further? 2) Is some kind of Depression scenario a real possibility? 3) What is going to turn this around? None of these questions can be answered with any great degree of certainty, but we have some opinions.

VALUATION -- At the end of October, the S&P 500 traded for ~10x greatly reduced 2008 earnings estimates (excluding financial writedowns) - a level not seen since the early 1980s. The normal postwar range for the stock market is 14x-17x, with a few deviations outside this range. Presumably, there will be more write-offs in the financial sector; this observation, coupled with a contracting economy, likely results in a market that is arguably trading at 12x-16x forward
(2009) earnings. However,

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

for this to be the "right" market valuation, one would also have to assume that 2009 earnings represent "normal" earnings power for the market and global economy, and that no recovery occurs in 2010 or beyond. This embedded assumption seems overly negative to us. Moreover, the valuation compression has hardly been evenhanded, with many quality franchises now trading at mid-single digit multiples - earnings that in our view should prove rather resilient. Businesses with perceived cyclicality of any form have been crushed. Non-cyclical businesses have fared comparatively less poorly, but also remain sharply lower for the year. There are numerous situations where the spread between the implied earning power of stocks and a moderately constructive view is simply enormous - we are concentrating our holdings on situations of this sort. Not every statutorily cheap stock will come back. Clearly there is a structural element to the recessionary conditions that now prevail, and there are over-capacities in a great many businesses. However, businesses that enjoy some degree of pricing power, that fulfill critical individual or industrial needs, and that are not overly encumbered by debt or excess capacity or growth expectations should be able to emerge reasonably intact from the economic malaise.

DEPRESSION? -- Any form of optimism would prove misplaced if the recessionary conditions somehow feed on themselves and a modern day economic depression emerges. With stock market losses now the worst since 1931, it is hard not to ask this question. There is no clear academic definition of a "depression." What we now call "recessions" were called depressions before the 1930s experience, after which the term "recession" has been applied so as not to conjure images of bread lines. A multi-year economic contraction, a contraction for six consecutive quarters or a 10% decline in economic activity, are all loose definitions of a depression. The key to avoiding such a fate is appropriate and timely government policy actions. These are generally countercyclical fiscal and monetary policy - that is, to spend money when economic contraction causes tax receipts to fall, and loosen monetary policy when banks won't lend...and don't be slow about it. In the 1930s, the government effectively did the opposite and tried to button down its ledgers by raising taxes to balance the budget, and by tightening monetary policy in the face of banking failures to keep money "sound." It took four years of colossal economic contraction before the course was changed.

The errors that led to the Great Depression are clear enough that they ought not to be repeated. The Fed's balance sheet has more than tripled since the spring (they are injecting money), and various fiscal measures to help borrowers and create economic activity are pending. It is clear that the widespread banking failures and losses of depositors' wealth that precipitated the Great Depression won't be tolerated.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

That said, it is arguable that policy mistakes over the past year have put the economy at much greater risk than should have been the case, and that Washington failed to grasp the forces it was dealing with until it was too late. While an unpleasant global deleveraging process has been underway all year, the decision to allow Lehman Brothers, an enormous financial counterparty, to enter into an uncontrolled bankruptcy in September may prove to be among the worst monetary authority-decisions of all time. Events moved far faster in September than a pace at which politicians and bureaucrats could react to thoughtfully. But cutting a Lehman bankruptcy loose was akin to detonating an atomic bomb on an already fragile system. It is our belief that both the magnitude and ferocity of the financial markets dislocation, and the associated output loss in the U.S. economy, can be traced back to the poor decisions made in September by the U.S. Treasury Department and the Federal Reserve, who could have interceded in a different manner.

Were a "depression" to emerge, I believe it would be a consequence of a series of unintended but violent consequences relating to the vast array of derivatives and counterparties that remain at large, or possibly due to events beyond U.S. shores that cascade into a global problem. Business failures are inevitable over the next two years but need to be contained to some degree. If too many businesses and financial contracts fail, the negative momentum would feed on itself and drive even higher quality businesses down if not out of business altogether. I don't think this is a 25% possibility. Maybe it is a 5% possibility. But if some stabilization can occur and be sustained, these probabilities go down.

For our shareholders, it is important to understand how we are managing portfolios pursuant to these risks. Clearly, a deep global recession is well underway. Earnings and cash flows for many cyclical businesses will deteriorate sharply, and credit quality issues will remain a dominant consideration for financial companies for many quarters to come. We expect the worst of the economic contraction in the Q42008-Q12009 time frame, where Gross Domestic Product ("GDP") may decline by as much as 5-6% and unemployment will rise sharply. By the middle of the second quarter of 2009, we expect some degree of pent-up demand for various products to emerge, and as well material fiscal stimulus on most industrialized nations to bear positively on the global economy. It may not be until Q3 or even Q4 of 2009 that GDP statistics get back into positive territory and the newsflow will remain rather poor for some time, but if the aggregate GDP numbers trends towards stabilization, markets should begin to respond more constructively. Given the total devastation of the last few months, the upside in percentage terms could be considerable. This is

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

our view - an ugly recession but no "Depression," a tough economy, no quick turnaround for more cyclical businesses and poor credit conditions for some time, but upside in many stocks that are effectively "priced for global depression" where the reality may be a good deal less unpleasant. The academic definition of a stock's value the sum of its future cash flows discounted back to the present using an appropriate discount rate. Current stock prices for a great many of our holdings cannot be sensibly justified without using an extraordinarily high discount rate in this calculation, or alternatively assuming that earnings collapse and fail to recover in any meaningful capacity. Eventually, the global economy should return to global growth on a more solid, less debt-intensive foundation, perhaps in 2010. Risk premiums can always increase; if they do, the markets will likely fall further. But we are at levels that have typically created the backstop for superior future returns.

If we are wrong in this assessment, and a modern day depression emerges, only the most acyclical of portfolios will retain value, and our portfolios are not so positioned. Shareholders should be cognizant of our positioning. However, we feel reasonably confident in our views and are investing accordingly.

TURNING IT AROUND -- Our market/economic call is not just an economic call but also a call on risk premiums, and risk is for the moment all about a monster with one name: "credit." The banking system is to the broader economy very much akin to the circulatory system in the body - without the ability to move money through the system, the broader economy cannot function for long. Because of its central importance, there is one "trade" in the market right now: it is the credit crisis, and whether it is ending or enlarging. Other fundamentals largely have ceased to matter - without an improvement in credit availability, the economy will continue to shrivel. There will be no all clear horn sounded when the crisis abates and when risk premiums begin to fall, but markets will quickly take notice. Timing an improvement in the stock market will be very difficult. Nonetheless, an analysis of risk premiums suggests the case for investing is very strong now. Since the Fed began issuing commercial paper in late October, interbank lending spreads have fallen, but corporate lending spreads and mortgage rates have not. When these start to improve, a market rebound could be very forceful.

The problem is overleverage. We can with conviction diagnose how the illness developed and progressed. The backdrop is the very primordial relationship between risk and pricing, a relationship which became deeply distorted over the last 10-15 years in the credit markets. Economic agents of all stripes became overconfident after two decades of prosperity, and took on far too much risk in the form of financial lever-

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

age. Household debt grew far more rapidly than GDP or income. Expectations became unreasonably high. Instruments were developed that created financial anonymity, and dissolved the very basic relationships that normally tie borrowers and lenders together. Borrowers borrowed more than they could reasonably service, while banks piled on leverage outside of regulated channels through the increasing use of financial derivatives and complex insurance products that masked real balance sheet risks. At some point in mid-2007, the credit markets woke up, the easy money stopped flowing, and risk began to be repriced. The repricing of so much debt has opened immense - and in many cases, insurmountable - holes in creditors' balance sheets, with estimates of systemic losses ranging from $1.5 trillion to quite plausibly $3 trillion. Borrowers who had grown accustomed to refinancing and rolling forward maturities now find themselves in a big bind. The combination of capital frittered away in systematically poor underwriting and the failure of a few major counterparties has resulted in a credit market that simply does not have the capacity to heal itself on its own. Public sector involvement has thus become unavoidable and substantial.

While this very basic over-leverage problem has been quite visible for over a year, somehow the cavalry just did not arrive in time to prevent the complete dysfunction of banking operations at the highest levels. All variety of lending functions and shorter-term corporate funding ceased in mid-September, and are in the process of being restored only through the Fed stepping into the commercial paper market at the end of October. Credit spreads have declined from levels that were outrageous to merely being extreme. Still, a return to the freer-flowing credit of 2006 and earlier seems utterly implausible. The net effect was that the components of the world economy that in varying ways require access to credit were overstimulated, not just in recent years but over a long time horizon. As easy credit terms are withdrawn due to market and regulatory changes, an output loss is inevitable.

While we won't revert to the old credit profligacy, the credit hole that plagues the system can be plugged by a large dose of public sector capital and other assorted liquidity tools to digest these massive losses and recapitalize the system. In a $14 trillion economy, a $2 trillion tab is staggering, but nonetheless feasible. On a longer-term basis, the deep recession upon us may be looked at as more of a structural recession than a simple ebbing of the business cycle. It is altogether possible, if not probable, that much different paradigms of financial valuation and industrial structure will emerge in coming years as industries reorganize to address a much less-easily financed customer base and a much more demanding investor base.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

WHERE DO WE GO FROM HERE? -- It is difficult to separate oneself from the passions that are bound to percolate through the psyche in wake of recent events. Wall Street is not so much a location in lower Manhattan but the interplay between fear, greed, apathy, and enthusiasm, and I submit that fear is easily the most overpowering of these emotions. To get away from the emotions, it is purposeful to step back and explore the very basic relationships between risk, quantity, expectations and prices. Prices reflect perceived risks and expectations. Prices influence quantities in financial markets and in the real world. When expectations are low and risk is more than adequately reflected in valuations, returns are potentially very strong; when the opposite holds true, returns suffer.

Whether this now is a good time to commit capital or to step back rests largely with how one reads the current pricing of risk. Risk was fundamentally underpriced in credit markets for most of the 2000s. The same could be said for equities at the end of the 1990s. Depending on how one chooses to measure "equity risk," it has risen from effectively negative levels in January 2000 to double-digit percentages witnessed only in the mid-1930s. Arguably, the equity risk premium has blown out to postwar highs from postwar lows over the arc of the Bush administration's term.

All financial assets contain risk. Risk is one of those terms that has multiple meanings in a financial context. It is a measure of the probability of loss. It is a measure of the potential magnitude of such losses. It is a measure of the timeframe in which such losses could occur. It is a measure of the range of possible outcomes, both constructive and destructive. It can simply be a measure of raw or adjusted volatility. Whatever version of the definition seems most relevant to you, all financial assets have risk assumptions embedded in their prices and in the underlying businesses or assets. And in spite of the clearly negative connotation, risk is not a bad thing. Whether in business or in life, it is just impossible to advance oneself appreciably without taking some risks. The key is to take on those that are worthwhile; i.e., where it is priced appropriately, and where one does not need to assume an undue degree of operational risk to generate modest returns.

A conservative price for risk is the single greatest fundamental strength of a value approach to investing. We, and other investors of a value stripe, buy stocks that at the point of purchase are "pre-risked." Their valuations have somehow compressed and embed a conservative range of expectations, which is to say that some quantity of risk to the outcome is already assumed. If the business outcome is equal to or possibly better than the initial expectations, the risk premium is reduced and there can be meaningful appreciation potential. Clearly, not all risk assessments prove to be con-

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

servative enough. In a deteriorating economy and with credit quality imploding, risk premiums may rise further across a broad range of stocks, and the range of realistic business outcomes generally deteriorates, creating a potentially deadly combination. At an academic level, this is what has transpired over the last 18 months - risk premiums have expanded massively in the face of deteriorating business conditions. As risk premiums rise, valuations necessarily contract further and a value approach fails to be protective of capital at risk. This has been clearly the prime mover in stocks for the last few months. We have not fared well - and nobody who actively gravitates towards pre-risked stocks has. While the current quoted prices on many of our stocks is utterly dispiriting, we do believe a large component of our holdings will fare well should today's stratospheric risk premiums dissipate. Historically, this has been the right way to think about risk and stock prices, though not so in 2008.

In previous letters, we have detailed our longer-term views on energy, and that the major supply bottlenecks that will emerge in coming years represent a tremendous global challenge and opportunity. In this and other areas of the market, we have thus taken some advantage of the profound price dislocation to "quality-up" our portfolio at valuations that we could only have dreamed about a year ago. Similarly, we have initiated positions in a number of core franchises within the media, consumer, and healthcare industries who have undergone significant value dislocations. While media, energy, and retailing may not jump out as being uniquely poised to perform owing to varying degrees of cyclicality, and health care may not be uniquely attractive under the auspices of a Democratically-controlled government, the valuation compression is just astonishing. Many energy companies have reverted to 1999-2001 stock prices, and though oil prices have fallen, we are far from the $10-20 level that prevailed at that time. Similarly, while advertising and consumer spending looks sure to contract, profit declines of as much as 60-70% are now baked into valuations
- this too seems grossly excessive.

The Cambiar team is spending a great deal of time seeking opportunities that possess the following characteristics: end products/services that have relatively consistent customer demands, financials that are not overly dependent on external funding sources to manage their businesses, and stock valuations that have priced in extraordinary risk factors. Admittedly, little will matter to overall returns between now and the end of the year except for further loosening of the credit imbroglio - and this might not happen altogether. However, should credit conditions normalize, we believe we have assembled a portfolio of companies that possess compelling risk/reward attributes, resulting in material upside potential over time.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

Thank you for your continued confidence in us,

Sincerely,


/s/ Brian M. Barish

Brian M. Barish
President
Cambiar Investors LLC

THIS REPRESENTS MANAGEMENT'S ASSESSMENT OF THE PORTFOLIOS AND MARKET ENVIRONMENT AT A PARTICULAR POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

                           DEFINITION OF COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

SECTOR WEIGHTINGS+

                                  (BAR CHART)

Oil, Gas & Consumable Fuels             19.5%
Food, Beverage & Tobacco                 7.8%
Energy Equipment & Services              7.7%
Entertainment                            7.3%
Insurance                                6.4%
Semi-Conductors & Instruments            6.0%
Retail                                   5.9%
Medical Products & Services              5.1%
Short-Term Investment                    5.1%
Communications and Media                 4.2%
Consumer Staples                         3.6%
Agriculture                              3.4%
Broadcasting, Newspapers & Advertising   3.4%
Chemicals                                2.7%
Electronics Manufacturer                 2.6%
Investment Banking & Brokerage           2.5%
Pharmaceuticals                          2.3%
Business Services                        2.1%
Metal & Mining                           2.0%
Purchased Options                        0.4%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 95.8%

                                                       SHARES         VALUE
                                                     ----------   --------------
AGRICULTURE -- 3.5%
   Archer-Daniels-Midland ........................    2,000,000   $   41,460,000
                                                                  --------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.4%
   Interpublic Group* ............................    4,100,000       21,279,000
   WPP Group ADR .................................      650,000       19,766,500
                                                                  --------------
                                                                      41,045,500
                                                                  --------------
BUSINESS SERVICES -- 2.1%
   Nasdaq OMX Group* .............................      785,000       25,481,100
                                                                  --------------
CHEMICALS -- 2.7%
   EI Du Pont de Nemours .........................    1,020,000       32,640,000
                                                                  --------------
COMMUNICATIONS & MEDIA -- 4.3%
   DIRECTV Group* ................................    2,330,000       51,003,700
                                                                  --------------
CONSUMER STAPLES -- 3.7%
   CVS Caremark ..................................    1,425,000       43,676,250
                                                                  --------------
ELECTRONICS MANUFACTURER -- 2.6%
   Flextronics International Ltd.* ...............    7,500,000       31,350,000
                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                       SHARES         VALUE
                                                     ----------   --------------
ENERGY EQUIPMENT & SERVICES -- 7.8%
   Baker Hughes ..................................      660,000   $   23,067,000
   Halliburton ...................................    2,060,000       40,767,400
   Weatherford International* ....................    1,720,000       29,033,600
                                                                  --------------
                                                                      92,868,000
                                                                  --------------
ENTERTAINMENT -- 7.4%
   News, Cl A ....................................    4,900,000       52,136,000
   Time Warner ...................................    3,556,270       35,882,764
                                                                  --------------
                                                                      88,018,764
                                                                  --------------
FOOD, BEVERAGE & TOBACCO -- 7.9%
   Campbell Soup .................................      530,000       20,113,500
   ConAgra Foods .................................      844,000       14,702,480
   Philip Morris International ...................      835,000       36,297,450
   Unilever ......................................      950,000       22,847,500
                                                                  --------------
                                                                      93,960,930
                                                                  --------------
INSURANCE -- 6.4%
   ACE Ltd. ......................................      540,000       30,974,400
   Allstate ......................................    1,415,000       37,341,850
   Lincoln National ..............................      501,600        8,647,584
                                                                  --------------
                                                                      76,963,834
                                                                  --------------
INVESTMENT MANAGEMENT COMPANIES -- 2.6%
   AllianceBernstein Holding .....................      430,000       10,079,200
   Ameriprise Financial ..........................      956,000       20,649,600
                                                                  --------------
                                                                      30,728,800
                                                                  --------------
MEDICAL PRODUCTS & SERVICES -- 5.2%
   Aetna .........................................    1,253,500       31,174,545
   Humana* .......................................    1,050,000       31,069,500
                                                                  --------------
                                                                      62,244,045
                                                                  --------------
METALS & MINING -- 2.0%
   Newmont Mining ................................      915,000       24,101,100
                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                       SHARES/
                                                      CONTRACTS       VALUE
                                                     ----------   --------------
OIL, GAS & CONSUMABLE FUELS - 19.8%
   Anadarko Petroleum ............................    1,275,000   $   45,007,500
   BP ADR ........................................    1,070,000       53,179,000
   Chevron .......................................      540,000       40,284,000
   El Paso .......................................    4,600,000       44,620,000
   Marathon Oil ..................................      900,000       26,190,000
   XTO Energy ....................................      750,000       26,962,500
                                                                  --------------
                                                                     236,243,000
                                                                  --------------
PHARMACEUTICALS -- 2.3%
   Barr Pharmaceuticals* .........................       40,000        2,570,400
   Teva Pharmaceutical Industries ................      580,000       24,870,400
                                                                  --------------
                                                                      27,440,800
                                                                  --------------
RETAIL -- 6.0%
   Abercrombie & Fitch, Cl A .....................      640,000       18,534,400
   Limited Brands ................................    1,366,500       16,370,670
   Target ........................................      900,000       36,108,000
                                                                  --------------
                                                                      71,013,070
                                                                  --------------
SEMI-CONDUCTORS & INSTRUMENTS -- 6.1%
   Ingram Micro, Cl A* ...........................    1,670,000       22,261,100
   Intel .........................................    2,014,600       32,233,600
   Kla-Tencor ....................................      800,000       18,600,000
                                                                  --------------
                                                                      73,094,700
                                                                  --------------
   TOTAL COMMON STOCK
      (Cost $1,424,497,303) ......................                 1,143,333,593
                                                                  --------------
PURCHASED OPTIONS -- 0.4%
CONSUMER STAPLES -- 0.4%
   CVS Caremark, Call, Expires 01/16/10,
      Strike Price: $20.00* ......................        2,035        2,421,650
   CVS Caremark, Call, Expires 01/17/09,
      Strike Price: $20.00* ......................        2,035        2,849,000
                                                                  --------------
   TOTAL PURCHASED OPTIONS
      (Cost $5,925,515) ..........................                     5,270,650
                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

SHORT-TERM INVESTMENTS (A) -- 5.2%

                                                       SHARES          VALUE
                                                     ----------   --------------
   HighMark Diversified Money Market Fund
      Fiduciary Shares, 2.960% ...................   47,014,360   $   47,014,360
   HighMark U.S. Government Money Market Fund
      Fiduciary Shares, 0.450% ...................   14,891,229       14,891,229
                                                                  --------------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $61,905,589) .........................                    61,905,589
                                                                  --------------
   TOTAL INVESTMENTS -- 101.4%
      (Cost $1,492,328,407) ......................                $1,210,509,832
                                                                  ==============

PERCENTAGES ARE BASED ON NET ASSETS OF $1,193,689,979.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

LTD. LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR INTERNATIONAL
                                                    EQUITY FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

SECTOR WEIGHTINGS+

                                  (BAR CHART)

Short-Term Investments               16.0%
Food, Beverage & Tobacco             13.1%
Oil, Gas & Consumbale Fuels           9.9%
Electronics Manufacturer              7.4%
Trading Companies & Distributors      5.4%
Telephones & Telecommunications       5.3%
Pharmaceuticals                       5.2%
Advertising                           4.1%
Apparel/Textiles                      4.0%
Diversified Banks                     3.7%
Insurance                             3.1%
Entertainment                         2.9%
Construction & Engineering            2.5%
Railroads                             2.4%
Metals & Mining                       2.2%
Energy Equipment & Services           2.1%
Agriculture                           2.1%
Industrial/Machinery                  1.9%
Semi-Conductors & Instruments         1.8%
Business Services                     1.7%
Purchased Options                     1.5%
Data Processing                       1.1%
Investment Management Companies       0.6%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 89.7%

                                                           SHARES       VALUE
                                                         ---------   -----------
BERMUDA -- 0.6%
   GP Investments, Cl B* .............................      37,600   $   130,332
                                                                     -----------
BRAZIL -- 2.8%
   Petroleo Brasileiro ADR ...........................      12,670       340,696
   Redecard ..........................................      23,000       249,910
                                                                     -----------
                                                                         590,606
                                                                     -----------
CANADA -- 7.3%
   Canadian Pacific Railway ..........................      12,000       540,000
   Gildan Activewear* ................................      21,140       493,830
   Kinross Gold ......................................      47,000       490,210
                                                                     -----------
                                                                       1,524,040
                                                                     -----------
CHINA -- 2.7%
   China Railway Group* ..............................     970,600       566,700
                                                                     -----------
FRANCE -- 5.7%
   Publicis Groupe ...................................      20,000       449,714
   Saft Groupe .......................................      16,800       488,315
   Total .............................................       4,500       246,299
                                                                     -----------
                                                                       1,184,328
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR INTERNATIONAL
                                                    EQUITY FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
GERMANY -- 10.0%
   Adidas ............................................      12,000   $   414,711
   Allianz ...........................................       2,700       197,143
   Bayer .............................................      11,800       642,653
   Deutsche Boerse ...................................       5,000       389,036
   GEA Group .........................................      30,000       428,610
                                                                     -----------
                                                                       2,072,153
                                                                     -----------
HONG KONG -- 4.0%
   Noble Group .......................................   1,130,900       822,729
                                                                     -----------
ISRAEL -- 2.6%
   Teva Pharmaceutical Industries ....................      12,500       536,000
                                                                     -----------
JAPAN -- 10.0%
   Mitsui ............................................      39,680       385,105
   Nintendo ADR ......................................      16,500       643,500
   Sony Financial Holdings GDR .......................         243       791,590
   Sumitomo Mitsui Financial Group ...................          65       261,000
                                                                     -----------
                                                                       2,081,195
                                                                     -----------
NETHERLANDS -- 4.2%
   Heineken ..........................................      12,500       419,516
   Unilever ..........................................      18,500       444,925
                                                                     -----------
                                                                         864,441
                                                                     -----------
NORWAY -- 5.7%
   StatoilHydro ADR ..................................      35,000       703,500
   Yara International ................................      22,690       474,263
                                                                     -----------
                                                                       1,177,763
                                                                     -----------
SINGAPORE -- 4.7%
   Flextronics International* ........................      97,000       405,460
   United Overseas Bank ..............................      63,100       570,126
                                                                     -----------
                                                                         975,586
                                                                     -----------
SPAIN -- 2.0%
   Telefonica ADR ....................................       7,520       417,435
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR INTERNATIONAL
                                                    EQUITY FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                          SHARES/
                                                         CONTRACTS      VALUE
                                                         ---------   -----------
SWITZERLAND -- 2.4%
   ACE Ltd. ..........................................       8,700   $   499,032
                                                                     -----------
UNITED KINGDOM -- 21.5%
   ARM Holdings ADR ..................................      85,000       401,200
   BP ADR ............................................      18,800       934,360
   Britvic ...........................................     210,000       774,441
   Diageo ADR ........................................      10,000       621,900
   Vodafone Group ADR ................................      40,000       770,800
   Wellstream Holdings ...............................      68,700       481,545
   WPP Group .........................................      80,000       480,442
                                                                     -----------
                                                                       4,464,688
                                                                     -----------
UNITED STATES -- 3.5%
   Philip Morris International .......................      16,500       717,256
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $22,209,573) .............................                18,624,284
                                                                     -----------
PURCHASED OPTION -- 1.7%
FRANCE -- 1.7%
   Total, Call, Expires 03/20/10,
      Strike Price: $36.00*
      (Cost $555,407) ................................         250       351,885
                                                                     -----------
SHORT-TERM INVESTMENT (A)-- 17.3%
   Union Bank of California Money Market Fund, 0.450%
      (Cost $3,600,730) ..............................   3,600,730     3,600,730
                                                                     -----------
   TOTAL INVESTMENTS -- 108.7%
      (Cost $26,365,710) .............................               $22,576,899
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $20,761,361.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

GDR  GLOBAL DEPOSITARY RECEIPT

LTD. LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    CONQUISTADOR FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

SECTOR WEIGHTINGS+

                                  (BAR CHART)

Medical Products & Services              17.7%
Semi-Conductors & Instruments            10.6%
Insurance                                 9.9%
Business Services                         7.4%
Oil, Gas & Consumable Fuels               4.7%
Energy Equipment & Services               4.4%
Short-Term Investments                    4.2%
Computer Software                         4.1%
Chemicals                                 2.8%
Entertainment                             2.8%
Agriculture                               2.6%
Investment Management Companies           2.6%
Retail                                    2.6%
Broadcasting, Newspapers & Advertising    2.4%
Construction & Engineering                2.4%
Apparel/Textiles                          2.4%
Computer Hardware                         2.3%
Aerospace/Defense Equipment               2.2%
Electric Utilities                        2.2%
Restaurants                               2.1%
Human Resource & Employment Services      2.0%
Pharmaceuticals                           1.8%
Machinery                                 1.6%
Metals & Mining                           1.2%
Heating & Refrigeration Equipment         1.0%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 93.2%

                                                           SHARES       VALUE
                                                         ---------   -----------
AEROSPACE/DEFENSE EQUIPMENT -- 2.2%
   Alliant Techsystems* ..............................      12,200   $ 1,006,988
                                                                     -----------
AGRICULTURE -- 2.6%
   Fresh Del Monte Produce* ..........................      56,700     1,196,937
                                                                     -----------
APPAREL/TEXTILES -- 2.3%
   Carter's* .........................................      50,000     1,062,000
                                                                     -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.4%
   Harmonic* .........................................     154,200     1,096,362
                                                                     -----------
BUSINESS SERVICES -- 7.2%
   Broadridge Financial Solutions ....................      63,000       762,300
   DST Systems* ......................................      21,400       868,412
   Euronet Worldwide* ................................      72,000       858,240
   Portfolio Recovery Associates* ....................      23,400       839,592
                                                                     -----------
                                                                       3,328,544
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    CONQUISTADOR FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
CHEMICALS -- 2.7%
   Albemarle .........................................      20,000   $   487,000
   Cytec Industries ..................................      27,500       778,800
                                                                     -----------
                                                                       1,265,800
                                                                     -----------
COMPUTER HARDWARE -- 2.3%
   Diebold ...........................................      35,700     1,061,004
                                                                     -----------
COMPUTER SOFTWARE -- 3.9%
   Epicor Software* ..................................     154,800     1,091,340
   Fair Isaac ........................................      48,000       748,320
                                                                     -----------
                                                                       1,839,660
                                                                     -----------
CONSTRUCTION & ENGINEERING -- 2.3%
   KBR ...............................................      72,900     1,081,836
                                                                     -----------
ELECTRIC UTILITIES -- 2.1%
   Portland General Electric .........................      48,100       987,012
                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 4.2%
   Oil States International* .........................      42,000       971,460
   Superior Energy Services* .........................      47,000     1,002,040
                                                                     -----------
                                                                       1,973,500
                                                                     -----------
ENTERTAINMENT -- 2.7%
   Scientific Games, Cl A* ...........................      41,400       745,200
   THQ* ..............................................      68,900       513,305
                                                                     -----------
                                                                       1,258,505
                                                                     -----------
HEATING & REFRIGERATION EQUIPMENT -- 1.0%
   Lennox International ..............................      15,500       462,210
                                                                     -----------
HUMAN RESOURCE & EMPLOYMENT SERVICES -- 2.0%
   Heidrick & Struggles International ................      37,700       909,701
                                                                     -----------
INSURANCE -- 9.6%
   American Equity Investment Life Holding ...........     122,400       553,248
   Aspen Insurance Holdings Ltd. .....................      51,300     1,177,848
   Hanover Insurance Group ...........................      30,600     1,201,050
   Max Re Capital Ltd. ...............................      37,800       602,910
   Reinsurance Group of America, Cl A ................      25,300       944,702
                                                                     -----------
                                                                       4,479,758
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    CONQUISTADOR FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
INVESTMENT MANAGEMENT COMPANIES -- 2.5%
   Federated Investors, Cl B .........................      48,600   $ 1,176,120
                                                                     -----------
MACHINERY -- 1.6%
   Kennametal ........................................      34,200       725,724
                                                                     -----------
MEDICAL PRODUCTS & SERVICES -- 17.2%
   Amedisys* .........................................      17,000       958,970
   Health Net* .......................................      49,100       632,408
   inVentiv Health* ..................................      60,300       571,041
   Inverness Medical Innovations* ....................      41,400       792,810
   LifePoint Hospitals* ..............................      35,100       841,347
   Orthofix International* ...........................      49,500       670,725
   PSS World Medical* ................................      52,000       943,280
   Resmed* ...........................................      27,000       925,020
   Universal Health Services, Cl B ...................      18,000       756,720
   West Pharmaceutical Services ......................      23,400       934,128
                                                                     -----------
                                                                       8,026,449
                                                                     -----------
METALS & MINING -- 1.2%
   Royal Gold ........................................      18,900       544,887
                                                                     -----------
OIL, GAS & CONSUMABLE FUELS -- 4.6%
   Forest Oil* .......................................      28,800       841,248
   Rosetta Resources* ................................      53,600       565,480
   St. Mary Land & Exploration .......................      28,800       716,832
                                                                     -----------
                                                                       2,123,560
                                                                     -----------
PHARMACEUTICALS -- 1.8%
   KV Pharmaceutical, Cl A* ..........................      48,600       826,200
                                                                     -----------
RESTAURANTS -- 2.0%
   Jack in the Box* ..................................      47,500       954,750
                                                                     -----------
RETAIL -- 2.5%
   Saks* .............................................      99,000       594,000
   Stage Stores ......................................      75,600       582,876
                                                                     -----------
                                                                       1,176,876
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    CONQUISTADOR FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
SEMI-CONDUCTORS & INSTRUMENTS -- 10.3%
   ATMI* .............................................      64,000   $   778,240
   Formfactor* .......................................      54,900       956,358
   Intersil, Cl A ....................................      78,000     1,067,820
   ON Semiconductor* .................................     171,900       878,409
   Semtech* ..........................................      90,500     1,096,860
                                                                     -----------
                                                                       4,777,687
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $55,928,212) .............................                43,342,070
                                                                     -----------
SHORT-TERM INVESTMENTS (A) -- 4.1%
   HighMark Diversified Money Market Fund
      Fiduciary Shares, 2.960% .......................   1,807,762     1,807,762
   HighMark U.S. Government Money Market Fund
      Fiduciary Shares, 0.450% .......................      99,720        99,720
                                                                     -----------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $1,907,482) ..............................                 1,907,482
                                                                     -----------
   TOTAL INVESTMENTS -- 97.3%
      (Cost $57,835,694) .............................               $45,249,552
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $46,511,265.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

CL   CLASS

LTD. LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    AGGRESSIVE VALUE FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

SECTOR WEIGHTINGS+

                                  (BAR CHART)

Oil, Gas & Consumable Fuels        25.5%
Entertainment                      11.7%
Energy Equipment & Services         8.6%
Agriculture                         6.1%
Communications & Media              5.9%
Food, Beverage & Tobacco            5.2%
Consumer Staples                    4.5%
Short-Term Investments              4.5%
Purchased Options                   4.2%
Semi-Conductors & Instruments       4.1%
Electronics Manufacturer            3.7%
Telecommunication Services          3.4%
Trading Companies & Distributors    2.9%
Retail                              2.7%
Business Services                   2.7%
Investment Management Companies     2.2%
Medical Products & Services         2.1%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 92.8%

                                                           SHARES        VALUE
                                                         ----------   -----------
AGRICULTURE--6.2%
   Archer-Daniels-Midland ............................       32,000   $   663,360
   Yara International ................................       17,500       361,973
                                                                      -----------
                                                                        1,025,333
                                                                      -----------
BUSINESS SERVICES -- 2.7%
   DST Systems* ......................................       11,000       446,380
                                                                      -----------
COMMUNICATIONS & MEDIA -- 5.9%
   DIRECTV Group* ....................................       45,000       985,050
                                                                      -----------
CONSUMER STAPLES -- 4.6%
   CVS Caremark ......................................       25,000       766,250
                                                                      -----------
ELECTRONICS MANUFACTURER -- 3.8%
   Flextronics International Ltd.* ...................      150,000       627,000
                                                                      -----------
ENERGY EQUIPMENT & SERVICES -- 8.8%
   Halliburton .......................................       40,000       791,600
   Weatherford International* ........................       39,000       658,320
                                                                      -----------
                                                                        1,449,920
                                                                      -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    AGGRESSIVE VALUE FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                           SHARES        VALUE
                                                         ----------   -----------
ENTERTAINMENT -- 11.9%
   News, Cl A ........................................       80,000   $   851,200
   Nintendo ADR ......................................       13,000       507,000
   Time Warner .......................................       60,000       605,400
                                                                      -----------
                                                                        1,963,600
                                                                      -----------
FOOD, BEVERAGE & TOBACCO -- 5.3%
   Heineken ..........................................       13,000       434,042
   Unilever ..........................................       18,100       435,305
                                                                      -----------
                                                                          869,347
                                                                      -----------
INVESTMENT MANAGEMENT COMPANIES -- 2.3%
   AllianceBernstein Holding .........................       16,000       375,040
                                                                      -----------
MEDICAL PRODUCTS & SERVICES -- 2.1%
   Humana* ...........................................       12,000       355,080
                                                                      -----------
OIL, GAS & CONSUMABLE FUELS -- 25.9%
   Anadarko Petroleum ................................       30,000     1,059,000
   BP ADR ............................................       22,000     1,093,400
   El Paso ...........................................      145,000     1,406,500
   Marathon Oil ......................................       25,000       727,500
                                                                      -----------
                                                                        4,286,400
                                                                      -----------
RETAIL -- 2.7%
   Target ............................................       11,200       449,344
                                                                      -----------
SEMI-CONDUCTORS & INSTRUMENTS -- 4.1%
   ATMI* .............................................       22,000       267,520
   Intel .............................................       25,390       419,040
                                                                      -----------
                                                                          686,560
                                                                      -----------
TELECOMMUNICATION SERVICES -- 3.5%
   Vodafone Group ADR ................................       30,000       578,100
                                                                      -----------
TRADING COMPANIES & DISTRIBUTORS -- 3.0%
   Noble Group .......................................      700,000       490,599
                                                                      -----------
   TOTAL COMMON STOCK
      (Cost $19,123,062) .............................                 15,354,003
                                                                      -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    AGGRESSIVE VALUE FUND
                                                    OCTOBER 31, 2008 (UNAUDITED)

PURCHASED OPTIONS - 4.2%

                                                         CONTRACTS/
                                                           SHARES        VALUE
                                                         ----------   -----------
CHEMICALS -- 0.7%
   EI Du Pont de Nemours, Call, Expires 01/16/10,
      Strike Price: $30.00* ..........................           97   $    65,960
   EI Du Pont de Nemours, Call, Expires 11/22/08,
      Strike Price: $30.00* ..........................          150        46,500
                                                                      -----------
                                                                          112,460
                                                                      -----------
OIL, GAS & CONSUMABLE FUELS -- 3.5%
   BP, Call, Expires 01/16/10,
      Strike Price: $70.00* ..........................          100        23,000
   Total, European Call, Expires 03/20/10,
      Strike Price: $36.00* ..........................          400       563,016
                                                                      -----------
                                                                          586,016
                                                                      -----------
   TOTAL PURCHASED OPTIONS
      (Cost $1,141,571) ..............................                    698,476
                                                                      -----------
SHORT-TERM INVESTMENT (A) -- 4.5%
   Union Bank of California Money Market Fund, 0.450%
      (Cost $750,837) ................................      750,837       750,837
                                                                      -----------
   TOTAL INVESTMENTS -- 101.5%
      (Cost $21,015,470) .............................                $16,803,316
                                                                      ===========
WRITTEN OPTION -- 0.5%
   BP, Put, Expires 01/16/10,
      Strike Price: $45.00* ..........................         (100)      (90,000)
                                                                      -----------
   TOTAL WRITTEN OPTION
      (Premiums received ($49,200)) ..................                $   (90,000)
                                                                      ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $16,549,509.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

LTD. LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR FUNDS
                                                    OCTOBER 31, 2008 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

                                                                    INTERNATIONAL
                                                     OPPORTUNITY        EQUITY
                                                        FUND             FUND
                                                   --------------   -------------
ASSETS:
Cost of securities .............................   $1,492,328,407    $26,365,710
                                                   ==============    ===========
Investments in securities at value .............   $1,210,509,832    $22,576,899
Receivable for investment securities sold ......        4,924,580      1,127,963
Receivable for capital shares sold .............       10,322,764             14
Dividend and Interest receivable ...............        1,744,932         17,460
Receivable for dividend tax reclaim ............               --          6,787
Prepaid Expenses ...............................           27,286         12,405
                                                   --------------    -----------
      Total Assets .............................    1,227,529,394     23,741,528
                                                   --------------    -----------
LIABILITIES:
Payable for investment securities purchased ....       28,171,541      1,994,179
Payable for capital shares redeemed ............        4,275,844        510,000
Payable due to investment adviser ..............          790,634          8,827
Shareholder servicing fees payable .............          164,234          7,260
Payable due to administrator ...................           64,965          1,189
Payable due to trustees ........................            5,344            102
Chief Compliance Officer fees payable ..........            5,328            109
Overdraft of foreign currency
   (Cost $0 and $430,200, respectively) ........               --        430,325
Other accrued expenses .........................          361,525         28,176
                                                   --------------    -----------
      Total Liabilities ........................       33,839,415      2,980,167
                                                   --------------    -----------
   NET ASSETS ..................................   $1,193,689,979    $20,761,361
                                                   ==============    ===========
NET ASSETS CONSIST OF:
Paid-in Capital ................................   $1,694,899,491    $31,670,018
Undistributed net investment income (loss) .....        4,631,113         (4,983)
Accumulated net realized loss on investments ...     (224,022,050)    (7,113,777)
Net unrealized depreciation on investments .....     (281,818,575)    (3,788,811)
Net unrealized depreciation on foreign currency
   contracts, foreign currencies and translation
   of other assets and liabilities denominated
   in foreign currencies .......................               --         (1,086)
                                                   --------------    -----------
   NET ASSETS ..................................   $1,193,689,979    $20,761,361
                                                   ==============    ===========
INVESTOR CLASS SHARES:
Net Assets .....................................   $  822,100,253    $20,761,361
Total shares outstanding at end of period ......       70,242,146      1,563,671
Net Asset and Offering Price Per Share Value
   (Net Assets / Shares Outstanding) ...........   $        11.70    $     13.28
INSTITUTIONAL CLASS SHARES:
Net Assets .....................................   $  371,589,726            n/a
Total shares outstanding at end of period ......       31,675,299            n/a
Net Asset Value and Offering Price Per Share
   (Net Assets / Shares Outstanding) ...........   $        11.73            n/a

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                 CAMBIAR FUNDS
                                                OCTOBER 31, 2008 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

                                                   CONQUISTADOR    AGGRESSIVE
                                                       FUND        VALUE FUND
                                                   ------------   -----------
ASSETS:
Cost of securities .............................   $ 57,835,694   $21,015,470
Premiums received from written options .........             --        49,200
                                                   ============   ===========
Investments in securities at value .............   $ 45,249,552   $16,803,316
Cash ...........................................            100            --
Receivable for investment securities sold ......      1,054,000       289,460
Receivable for capital shares sold .............        976,301       348,208
Dividend and Interest receivable ...............          8,015        11,851
Receivable for dividend tax reclaim ............            141           630
Prepaid expenses ...............................         25,580        14,477
                                                   ------------   -----------
      Total Assets .............................     47,313,689    17,467,942
                                                   ------------   -----------
LIABILITIES:
Written options, at value ......................             --        90,000
Payable for investment securities purchased ....         26,802       786,059
Payable for capital shares redeemed ............        713,308             2
Payable due to investment adviser ..............         22,029         8,158
Shareholder servicing fees payable .............         14,736         3,886
Payable due to administrator ...................          2,589           803
Payable due to trustees ........................            226            60
Chief Compliance Officer fees payable ..........            217            63
Overdraft of foreign currency
   (Cost $0 and $12,160, respectively) .........             --        12,363
Other accrued expenses .........................         22,517        17,039
                                                   ------------   -----------
      Total Liabilities ........................        802,424       918,433
                                                   ------------   -----------
   NET ASSETS ..................................   $ 46,511,265   $16,549,509
                                                   ============   ===========
NET ASSETS CONSIST OF:
Paid-in Capital ................................   $ 69,141,742   $25,627,935
Accumulated net investment loss ................       (206,487)      (63,055)
Accumulated net realized loss on investments and
   written options .............................     (9,837,848)   (4,760,888)
Net unrealized depreciation on investments and
   written options .............................    (12,586,142)   (4,252,954)
Net unrealized depreciation on foreign currency
   contracts, foreign currencies and translation
   of other assets and liabilities denominated
   in foreign currencies .......................             --        (1,529)
                                                   ------------   -----------
   NET ASSETS ..................................   $ 46,511,265   $16,549,509
                                                   ============   ===========
INVESTOR CLASS SHARES:
Net Assets .....................................   $ 45,855,530   $16,549,509
Total shares outstanding at end of period ......      4,776,160     2,780,124
Net Asset Value and Offering Price Per Share
   (Net Assets / Shares Outstanding) ...........   $       9.60   $      5.95

INSTITUTIONAL CLASS SHARES:
Net Assets .....................................   $    655,735           n/a
Total shares outstanding at end of period ......         68,306           n/a
Net Asset Value and Offering Price Per Share
   (Net Assets / Shares Outstanding) ...........   $       9.60           n/a

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR FUNDS
                                                    FOR THE SIX MONTHS ENDED
                                                    OCTOBER 31, 2008 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                                   INTERNATIONAL
                                                    OPPORTUNITY        EQUITY
                                                        FUND            FUND
                                                   -------------   -------------
INVESTMENT INCOME
Dividends ......................................   $  13,774,068   $    388,267
Less: Foreign Taxes Withheld ...................         (82,431)       (31,398)
                                                   -------------   ------------
TOTAL INVESTMENT INCOME ........................      13,691,637        356,869
                                                   -------------   ------------
EXPENSES
Investment Advisory Fees .......................       7,633,698        194,932
Shareholder Servicing Fees -- Investor Class ...       1,267,945         15,013
Administration Fees ............................         485,455         10,568
Trustees' Fees .................................          15,186            333
Chief Compliance Officer Fees ..................           6,513            141
Transfer Agent Fees ............................         334,451         15,638
Printing Fees ..................................         153,750          3,308
Custodian Fees .................................          61,514         15,975
Legal Fees .....................................          43,537            983
Registration & Filing Fees .....................          26,882          7,408
Audit Fees .....................................          11,056         10,846
Other Expenses .................................          25,350          5,219
                                                   -------------   ------------
   TOTAL EXPENSES ..............................      10,065,337        280,364
                                                   -------------   ------------
Less:
   Investment advisory fees waiver .............        (975,261)       (22,929)
   Fees Paid Indirectly (Note 3) ...............         (29,552)        (2,538)
                                                   -------------   ------------
   NET EXPENSES ................................       9,060,524        254,897
                                                   -------------   ------------
NET INVESTMENT INCOME ..........................       4,631,113        101,972
                                                   -------------   ------------
NET REALIZED LOSS ON INVESTMENTS ...............    (238,118,850)    (6,687,279)
NET REALIZED LOSS ON CONTRACTS FOR
   DIFFERENCES .................................              --     (1,876,089)
NET REALIZED LOSS ON FOREIGN CURRENCY
   TRANSACTIONS ................................         (28,154)      (248,334)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ...............    (450,461,677)   (11,845,778)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON CONTRACTS FOR
   DIFFERENCES .................................              --       (228,205)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON FOREIGN CURRENCIES AND
   TRANSLATION OF OTHER ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES ...........              --          7,637
                                                   -------------   ------------
NET LOSS ON INVESTMENTS, CONTRACTS FOR
   DIFFERENCES AND FOREIGN CURRENCY
   TRANSACTIONS ................................    (688,608,681)   (20,878,048)
                                                   -------------   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .....   $(683,977,568)  $(20,776,076)
                                                   =============   ============

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR FUNDS
                                                    FOR THE SIX MONTHS ENDED
                                                    OCTOBER 31, 2008 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                   CONQUISTADOR    AGGRESSIVE
                                                       FUND        VALUE FUND
                                                   ------------   ------------
INVESTMENT INCOME
Dividends ......................................   $    241,800   $    121,352
Less: Foreign Taxes Withheld ...................             --         (1,086)
                                                   ------------   ------------
TOTAL INVESTMENT INCOME ........................        241,800        120,266
                                                   ------------   ------------
EXPENSES
Investment Advisory Fees .......................        367,334        101,349
Shareholder Servicing Fees -- Investor Class ...         38,600         11,334
Administration Fees ............................         19,384          6,046
Trustees' Fees .................................            599            178
Chief Compliance Officer Fees ..................            269             78
Transfer Agent Fees ............................         18,078         14,358
Audit Fees .....................................         10,849         10,843
Registration & Filing Fees .....................          6,468          4,800
Printing Fees ..................................          6,327          1,858
Legal Fees .....................................          1,960            570
Custodian Fees .................................          1,942          2,414
Offering Costs .................................             --         16,042
Other Expenses .................................          1,200            325
                                                   ------------   ------------
   TOTAL EXPENSES ..............................        473,010        170,195
                                                   ------------   ------------
Less:
   Investment advisory fees waiver .............        (30,871)       (17,766)
   Fees Paid Indirectly (Note 3) ...............         (6,448)          (443)
                                                   ------------   ------------
   NET EXPENSES ................................        435,691        151,986
                                                   ------------   ------------
NET INVESTMENT LOSS ............................       (193,891)       (31,720)
                                                   ------------   ------------
NET REALIZED LOSS ON INVESTMENTS ...............     (5,533,135)    (4,918,217)
NET REALIZED GAIN ON CONTRACTS FOR
   DIFFERENCES .................................             --         71,540
NET REALIZED LOSS ON FOREIGN CURRENCY
   TRANSACTIONS ................................             --        (11,727)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ...............    (13,739,398)    (5,920,722)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON WRITTEN OPTIONS ...........             --        (40,800)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON FOREIGN CURRENCIES AND
   TRANSLATION OF OTHER ASSETS AND LIABILITIES
   DENOMINATED IN FOREIGN CURRENCIES ...........             --         (1,533)
                                                   ------------   ------------
NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS .......................    (19,272,533)   (10,821,459)
                                                   ------------   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .....   $(19,466,424)  $(10,853,179)
                                                   ============   ============

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                              ENDED            YEAR
                                                           OCTOBER 31,         ENDED
                                                              2008           APRIL 30,
                                                           (UNAUDITED)         2008
                                                         --------------   --------------
OPERATIONS:
   Net Investment Income .............................   $    4,631,113   $    5,737,359
   Net Realized Gain (Loss) on Investments ...........     (238,118,850)      46,424,157
   Net Realized Loss on Foreign Currency
      Transactions ...................................          (28,154)         (14,845)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ..................     (450,461,677)    (222,609,410)
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currencies and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies ..............               --           17,121
                                                         --------------   --------------
   NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS .....................................     (683,977,568)    (170,445,618)
                                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income:
      Investor Class Shares ..........................               --       (3,730,609)
      Institutional Class Shares .....................               --       (5,419,692)
   Realized Capital Gains:
      Investor Class Shares ..........................               --      (52,029,170)
      Institutional Class Shares .....................               --      (36,557,965)
                                                         --------------   --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................               --      (97,737,436)
                                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Investor Class Shares
      Issued .........................................      466,804,567      414,478,483
      Reinvestment of Distributions ..................               --       52,907,995
      Redeemed .......................................     (296,151,087)    (896,089,594)
                                                         --------------   --------------
   Net Increase (Decrease) from Investor Class Share
      Transactions ...................................      170,653,480     (428,703,116)
                                                         --------------   --------------
   Institutional Class Shares
      Issued .........................................      187,624,639      134,016,257
      Reinvestment of Distributions ..................               --       40,627,042
      Redeemed .......................................     (364,470,331)    (236,109,827)
                                                         --------------   --------------
   Net Decrease from Institutional Class Share
      Transactions ...................................     (176,845,692)     (61,466,528)
                                                         --------------   --------------
   NET DECREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS .............................       (6,192,212)    (490,169,644)
                                                         --------------   --------------
   TOTAL DECREASE IN NET ASSETS ......................     (690,169,780)    (758,352,698)

NET ASSETS:
   Beginning of period ...............................    1,883,859,759    2,642,212,457
                                                         --------------   --------------
   End of period (including undistributed net
      investment income of $4,631,113 and $0,
      respectively) ..................................   $1,193,689,979   $1,883,859,759
                                                         ==============   ==============
SHARE TRANSACTIONS:
   Investor Class Shares
      Issued .........................................       31,419,624       20,885,157
      Reinvestment of Distributions ..................               --        2,763,976
      Redeemed .......................................      (19,359,908)     (45,421,677)
                                                         --------------   --------------
   Total Increase (Decrease) in Investor Class
      Shares .........................................       12,059,716      (21,772,544)
                                                         --------------   --------------
   Institutional Class Shares
      Issued .........................................       10,978,087        6,667,237
      Reinvestment of Distributions ..................               --        2,116,420
      Redeemed .......................................      (22,055,198)     (12,028,248)
                                                         --------------   --------------
   Total Decrease in Institutional Class Shares ......      (11,077,111)      (3,244,591)
                                                         --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING .....          982,605      (25,017,135)
                                                         ==============   ==============

AMOUNTS DESIGNATED AS "--" ARE $0 OR ZERO SHARES OR HAVE BEEN ROUNDED TO $0 OR ZERO SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                              ENDED            YEAR
                                                           OCTOBER 31,         ENDED
                                                              2008           APRIL 30,
                                                           (UNAUDITED)         2008
                                                         --------------  ---------------
OPERATIONS:
   Net Investment Income .............................   $      101,972   $      238,271
   Net Realized Gain (Loss) on Investments ...........       (6,687,279)       3,527,755
   Net Realized Loss on Contracts for Differences ....       (1,876,089)              --
   Net Realized Loss on Foreign Currency
      Transactions ...................................         (248,334)        (118,372)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments and Contracts for
      Differences ....................................      (12,073,983)      (1,025,871)
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currencies and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies ..............            7,637          (12,189)
                                                         --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ................................      (20,776,076)       2,609,594
                                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .............................               --         (341,813)
   Realized Gains ....................................               --       (3,227,156)
                                                         --------------   --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................               --       (3,568,969)
                                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Issued ............................................        1,057,943        3,954,858
   Reinvestment of Distributions .....................               --        3,568,009
   Redemption Fees -- Note 2 .........................            3,448            6,062
   Redeemed ..........................................       (3,133,406)      (2,591,172)
                                                         --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS .............................       (2,072,015)       4,937,757
                                                         --------------   --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...........      (22,848,091)       3,978,382

NET ASSETS:
   Beginning of period ...............................       43,609,452       39,631,070
                                                         --------------   --------------
   End of period (including accumulated net investment
      loss of $(4,983) and $(106,955),
      respectively) ..................................   $   20,761,361   $   43,609,452
                                                         ==============   ==============
SHARE TRANSACTIONS:
   Issued ............................................           57,213          149,740
   Reinvestment of Distributions .....................               --          132,394
   Redeemed ..........................................         (180,418)        (103,618)
                                                         --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING .....         (123,205)         178,516
                                                         ==============   ==============

AMOUNTS DESIGNATED AS "--" ARE $0 OR ZERO SHARES OR HAVE BEEN ROUNDED TO $0 OR ZERO SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                              ENDED            YEAR
                                                           OCTOBER 31,         ENDED
                                                              2008           APRIL 30,
                                                           (UNAUDITED)         2008
                                                         --------------   --------------
OPERATIONS:
   Net Investment Loss ...............................   $     (193,891)  $     (294,724)
   Net Realized Loss on Investments ..................       (5,533,135)      (4,286,448)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ..................      (13,739,398)      (5,818,987)
                                                         --------------   --------------
   NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS .....................................      (19,466,424)     (10,400,159)
                                                         --------------   --------------
DISTRIBUTIONS:
   Realized Gains ....................................               --       (3,229,438)
                                                         --------------   --------------
   TOTAL DISTRIBUTIONS ...............................               --       (3,229,438)
                                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Investor Shares
      Issued .........................................        9,261,294       26,628,339
      Reinvestment of Distributions ..................               --        2,852,170
      Redemption Fees -- Note 2 ......................              457            3,812
      Redeemed .......................................      (12,874,861)     (19,049,437)
                                                         --------------   --------------
   Net Increase (Decrease) in Net Assets from Investor
      Share Transactions .............................       (3,613,110)      10,434,884
                                                         --------------   --------------
   Institutional Shares
      Issued .........................................          655,735               --
                                                         --------------   --------------
   Net Increase in Net Assets from Institutional Share
      Transactions ...................................          655,735               --
                                                         --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS .............................       (2,957,375)      10,434,884
                                                         --------------   --------------
   TOTAL DECREASE IN NET ASSETS ......................      (22,423,799)      (3,194,713)

NET ASSETS:
   Beginning of period ...............................       68,935,064       72,129,777
                                                         --------------   --------------
   End of period (including accumulated net investment
      loss of $(206,487) and $(12,596),
      respectively) ..................................   $   46,511,265   $   68,935,064
                                                         ==============   ==============
SHARE TRANSACTIONS:
   Investor Shares
      Issued .........................................          766,224        1,842,316
      Reinvestment of Distributions ..................               --          205,045
      Redeemed .......................................       (1,086,846)      (1,341,764)
                                                         --------------   --------------
   Total Increase (Decrease) in Investor Shares ......         (320,622)         705,597
                                                         --------------   --------------
   Institutional Shares
      Issued .........................................           68,306               --
                                                         --------------   --------------
   Total Increase in Investor Shares .................           68,306               --
                                                         --------------   --------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING .....         (252,316)         705,597
                                                         ==============   ==============

AMOUNTS DESIGNATED AS "--" ARE $0 OR ZERO SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          CAMBIAR AGGRESSIVE
                                                         VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                              ENDED         AUGUST 31,
                                                           OCTOBER 31,       2007* TO
                                                              2008           APRIL 30,
                                                           (UNAUDITED)         2008
                                                         --------------   --------------
OPERATIONS:
   Net Investment Loss ...............................   $      (31,720)  $      (37,819)
   Net Realized Gain (Loss) on Investments
      and Written Options ............................       (4,918,217)         144,509
   Net Realized Gain on Contracts for Differences ....           71,540               --
   Net Realized Loss on Foreign Currency
      Transactions ...................................          (11,727)         (32,282)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments and Written
      Options ........................................       (5,961,522)       1,708,568
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currencies and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies ..............           (1,533)               4
                                                         --------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ................................      (10,853,179)       1,782,980
                                                         --------------   --------------
DIVIDENDS:
   Net Investment Income .............................               --           (8,227)
                                                         --------------   --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................               --           (8,227)
                                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Issued ............................................        7,590,380       21,190,605
   Reinvestment of Distributions .....................               --            8,227
   Redemption Fees -- Note 2 .........................           22,787            4,758
   Redeemed ..........................................       (2,131,486)      (1,057,336)
                                                         --------------   --------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ...................................        5,481,681       20,146,254
                                                         --------------   --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...........       (5,371,498)      21,921,007

NET ASSETS:
   Beginning of period ...............................       21,921,007               --
                                                         --------------   --------------
   End of period (including accumulated net investment
      loss of $(63,055) and $(31,335),
      respectively) ..................................   $   16,549,509   $   21,921,007
                                                         ==============   ==============
SHARE TRANSACTIONS:
   Issued ............................................          985,863        2,143,496
   Reinvestment of Distributions .....................               --              803
   Redeemed ..........................................         (241,057)        (108,981)
                                                         --------------   --------------
   NET INCREASE IN SHARES OUTSTANDING ................          744,806        2,035,318
                                                         ==============   ==============

AMOUNTS DESIGNATED AS "--" ARE $0 OR ZERO SHARES.

*    COMMENCEMENT OF OPERATIONS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      INVESTOR CLASS SHARES*
                                             -----------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                             OCTOBER 31,                      YEAR ENDED APRIL 30,
                                                 2008       --------------------------------------------------------
                                             (UNAUDITED)       2008          2007        2006        2005      2004
                                             -----------    ----------    ----------   --------   ---------  -------
Net Asset Value, Beginning of Period .....    $  18.65      $    20.97    $    18.98   $  16.31   $  14.91   $ 10.96
Income (Loss) from Operations:
Net Investment Income(1) .................        0.04            0.03          0.09       0.09       0.05      0.06
Net Realized and Unrealized Gain (Loss) ..       (6.99)          (1.45)         2.25       2.66       1.41      3.97
                                              --------      ----------    ----------   --------   --------   -------
Total from Operations ....................       (6.95)          (1.42)         2.34       2.75       1.46      4.03
                                              --------      ----------    ----------   --------   --------   -------
Dividends and Distributions:
Net Investment Income ....................          --           (0.06)        (0.09)     (0.04)     (0.06)    (0.08)
Net Realized Gain ........................          --           (0.84)        (0.26)     (0.04)        --        --
                                              --------      ----------    ----------   --------   --------   -------
Total Dividends and Distributions ........          --           (0.90)        (0.35)     (0.08)     (0.06)    (0.08)
                                              --------      ----------    ----------   --------   --------   -------
Net Asset Value, End of Period ...........    $  11.70      $    18.65    $    20.97   $  18.98   $  16.31   $ 14.91
                                              ========      ==========    ==========   ========   ========   =======
TOTAL RETURN+ ............................      (37.27)%         (6.90)%       12.37%     16.87%      9.78%    36.93%
                                              ========      ==========    ==========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....    $822,100      $1,085,391    $1,676,270   $916,371   $296,946   $97,543
Ratio of Expenses to Average Net Assets ..        1.20%**         1.20%         1.20%      1.20%      1.51%     1.37%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid
   Indirectly) ...........................        1.32%**         1.31%         1.29%      1.34%      1.64%     2.01%
Ratio of Net Investment Income to
   Average Net Assets ....................        0.46%**         0.16%         0.48%      0.51%      0.30%     0.46%
Portfolio Turnover Rate ..................          78%***          67%           59%        38%        43%       45%

* PRIOR TO NOVEMBER 3, 2005, INVESTOR CLASS SHARES WERE OFFERED AS INSTITUTIONAL CLASS SHARES.

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         INSTITUTIONAL CLASS SHARES
                                             -------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR        YEAR     NOVEMBER 3,
                                             OCTOBER 31,     ENDED       ENDED       2005* TO
                                                 2008      APRIL 30,   APRIL 30,    APRIL 30,
                                             (UNAUDITED)      2008        2007         2006
                                             -----------   ---------   ---------   -----------
Net Asset Value, Beginning of Period .....   $  18.68      $  21.00    $  18.99    $  17.27
Income (Loss) from Operations:
Net Investment Income(1) .................       0.06          0.08        0.15        0.07
Net Realized and Unrealized Gain (Loss) ..      (7.01)        (1.44)       2.25        1.74
                                             --------      --------    --------    --------
Total from Operations ....................      (6.95)        (1.36)       2.40        1.81
                                             --------      --------    --------    --------
Dividends and Distributions:
Net Investment Income ....................         --         (0.12)      (0.13)      (0.05)
Net Realized Gain ........................         --         (0.84)      (0.26)      (0.04)
                                             --------      --------    --------    --------
Total Dividends and Distributions ........         --         (0.96)      (0.39)      (0.09)
                                             --------      --------    --------    --------
Net Asset Value, End of Period ...........   $  11.73      $  18.68    $  21.00    $  18.99
                                             ========      ========    ========    ========
TOTAL RETURN+ ............................     (37.21)%       (6.60)%     12.67%      10.49%
                                             ========      ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....   $371,590      $798,469    $965,942    $957,570
Ratio of Expenses to Average Net Assets ..       0.95%**       0.95%       0.95%       0.95%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense
   Reimbursements and Fees Paid
   Indirectly) ...........................       1.06%**       1.05%       1.03%       1.07%**
Ratio of Net Investment Income to
   Average Net Assets ....................       0.73%**       0.40%       0.76%       0.80%**
Portfolio Turnover Rate ..................         78%***        67%         59%         38%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED
                                             OCTOBER 31,                    YEAR ENDED APRIL 30,
                                                 2008      -----------------------------------------------------
                                             (UNAUDITED)     2008        2007        2006        2005      2004
                                             -----------   -------     -------     -------     -------   -------
Net Asset Value, Beginning of Period .....   $ 25.85       $ 26.27     $ 26.05     $ 22.17     $ 20.43   $ 13.52
Income (Loss) from Operations:
Net Investment Income(1) .................      0.06          0.15        0.23        0.25        0.11      0.13
Net Realized and Unrealized Gain (Loss) ..    (12.63)         1.73        3.50        6.06        1.65      6.89
                                             -------       -------     -------     -------     -------   -------
Total from Operations ....................    (12.57)         1.88        3.73        6.31        1.76      7.02
                                             -------       -------     -------     -------     -------   -------
Dividends and Distributions:
Net Investment Income ....................        --         (0.20)      (0.16)      (0.03)      (0.02)    (0.11)
Net Realized Gain ........................        --         (2.10)      (3.40)      (2.40)         --        --
                                             -------       -------     -------     -------     -------   -------
Total Dividends and Distributions ........        --         (2.30)      (3.56)      (2.43)      (0.02)    (0.11)
                                             -------       -------     -------     -------     -------   -------
Redemption Fees ..........................      0.00(2)       0.00(2)     0.05        0.00(2)       --      0.00(2)
                                             -------       -------     -------     -------     -------   -------
Net Asset Value, End of Period ...........   $ 13.28       $ 25.85     $ 26.27     $ 26.05     $ 22.17   $ 20.43
                                             =======       =======     =======     =======     =======   =======
TOTAL RETURN+ ............................    (48.63)%++      6.85%      15.61%++    30.65%       8.62%    51.97%++
                                             =======       =======     =======     =======     =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....   $20,761       $43,609     $39,631     $42,150     $28,388   $22,496
Ratio of Expenses to Average Net Assets ..      1.42%*        1.50%       1.50%       1.50%       1.63%     1.75%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid
   Indirectly) ...........................      1.56%*        1.52%       1.53%       1.50%       1.63%     2.05%
Ratio of Net Investment Income to Average
   Net Assets ............................      0.57%*        0.56%       0.91%       1.08%       0.52%     0.70%
Portfolio Turnover Rate ..................        90%**        114%         92%        102%         63%       76%

*    ANNUALIZED

**   PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               INVESTOR CLASS SHARES(3)
                                             ------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR        YEAR        YEAR     AUGUST 31,
                                             OCTOBER 31,     ENDED       ENDED       ENDED      2004* TO
                                                 2008      APRIL 30,   APRIL 30,   APRIL 30,    APRIL 30,
                                             (UNAUDITED)      2008        2007        2006        2005
                                             -----------   ---------   ---------   ---------   ----------
Net Asset Value, Beginning of Period .....   $ 13.53       $ 16.43     $ 14.86     $ 11.13     $10.00
Income (Loss) from Operations:
Net Investment Loss(1) ...................     (0.04)        (0.06)      (0.11)      (0.12)     (0.05)
Net Realized and Unrealized Gain (Loss) ..     (3.89)        (2.15)       1.97        4.57       1.26
                                             -------       -------     -------     -------     ------
Total from Operations ....................     (3.93)        (2.21)       1.86        4.45       1.21
                                             -------       -------     -------     -------     ------
Dividends and Distributions:
Net Investment Income ....................        --            --          --       (0.03)     (0.03)
Net Realized Gain ........................        --         (0.69)      (0.29)      (0.69)     (0.05)
                                             -------       -------     -------     -------     ------
Total Dividends and Distributions ........        --         (0.69)      (0.29)      (0.72)     (0.08)
                                             -------       -------     -------     -------     ------
Redemption Fees ..........................      0.00(2)       0.00(2)     0.00(2)     0.00(2)      --
                                             -------       -------     -------     -------     ------
Net Asset Value, End of Period ...........   $  9.60       $ 13.53     $ 16.43     $ 14.86     $11.13
                                             =======       =======     =======     =======     ======
TOTAL RETURN+ ............................    (29.05)%++    (13.55)%     12.63%++    40.98%++   12.09%++
                                             =======       =======     =======     =======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....   $45,856       $68,935     $72,130     $13,654     $2,220
Ratio of Expenses to Average Net Assets ..      1.33%**       1.43%       1.50%       1.69%      1.85%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid
   Indirectly) ...........................      1.44%**       1.46%       1.55%       3.00%      6.55%**
Ratio of Net Investment Loss to Average
   Net Assets ............................     (0.59)%**     (0.42)%     (0.72)%     (0.90)%    (0.63)%**
Portfolio Turnover Rate ..................        56%***       124%         81%         91%        36%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) PRIOR TO OCTOBER 30, 2008, INVESTOR CLASS SHARES WERE OFFERED AS INSTITUTIONAL CLASS SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     INSTITUTIONAL CLASS SHARES
                                                     --------------------------
                                                                AS OF
                                                             OCTOBER 31,
                                                                2008*
                                                             (UNAUDITED)
                                                            -------------
Net Asset Value, Beginning of Period ..................         $9.60
Income (Loss) from Operations:
Net Investment Loss ...................................            --
Net Realized and Unrealized Gain (Loss) ...............            --
                                                                -----
Total from Operations .................................            --
                                                                -----
Net Asset Value, End of Period ........................         $9.60
                                                                =====
TOTAL RETURN+ .........................................          0.00%
                                                                =====
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .................         $ 656
Ratio of Expenses to Average Net Assets ...............            **
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid Indirectly) .......            **
Ratio of Net Investment Income to Average Net Assets ..            **
Portfolio Turnover Rate ...............................            **

*    COMMENCEMENT OF OPERATIONS

** THIS SHAREHOLDER DATA IS NOT BEING DISCLOSED BECAUSE THE DATA IS NOT BELIEVED TO BE MEANINGFUL DUE TO THE SHORT OPERATIONAL HISTORY.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                ENDED      AUGUST 31,
                                             OCTOBER 31,    2007* TO
                                                 2008       APRIL 30,
                                             (UNAUDITED)      2008
                                             -----------   ----------
Net Asset Value, Beginning of Period .....   $ 10.77       $ 10.00
Income (Loss) from Operations:
Net Investment Loss(1) ...................     (0.02)        (0.03)
Net Realized and Unrealized Gain .........     (4.81)         0.81
                                             -------       -------
Total from Operations ....................     (4.83)         0.78
                                             -------       -------
Dividends:
Net Investment Income ....................        --         (0.01)
                                             -------       -------
Total Dividends ..........................        --         (0.01)
                                             -------       -------
Redemption Fees ..........................      0.01          0.00(2)
                                             -------       -------
Net Asset Value, End of Period ...........   $  5.95       $ 10.77
                                             =======       =======
TOTAL RETURN+ ............................    (44.75)%        7.83%
                                             =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....   $16,550       $21,921
Ratio of Expenses to Average Net Assets ..      1.50%**       1.50%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense
   Reimbursements and Fees Paid
   Indirectly) ...........................      1.67%**       2.23%**
Ratio of Net Investment Loss to Average
   Net Assets ............................     (0.31)%**     (0.46)%**
Portfolio Turnover Rate ..................       140%***       184%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN
     ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund and Cambiar Aggressive Value Fund (collectively the "Funds," individually a "Fund"). Each of the Funds seeks total return and capital preservation, except for the Aggressive Value Fund, which seeks long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

On October 30, 2008, the existing Institutional Class Shares of Cambiar Conquistador Fund were renamed as Investor Class. On October 31, 2008, the Cambiar Conquistador Institutional Class Shares commenced operations.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     The Cambiar International Equity Fund uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

     Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Fund's Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     As of October 31, 2008, the total market value of securities valued in accordance with the Fair Valued Procedures was $9,283,938 and represented 44.7% of net assets in the Cambiar International Equity Fund.

     Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), is effective for the Fund's financial statements issued after November 30, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

     The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

     Level 1 - quoted prices in active markets for identical investments

     Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The valuation techniques used by the Fund to measure fair value in accordance with FAS 157 during the six months ended October 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

     The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's investments in accordance with FAS 157 carried at value:

INVESTMENTS IN SECURITIES          LEVEL 1     LEVEL 2   LEVEL 3        TOTAL
-------------------------      --------------  -------   -------   --------------
Cambiar Opportunity Fund       $1,210,509,832    $--       $--     $1,210,509,832
Cambiar International
   Equity Fund                     22,576,899     --        --         22,576,899
Cambiar Conquistador
   Fund                            45,249,552     --        --         45,249,552
Cambiar Aggressive
   Value Fund                      16,803,316     --        --         16,803,316

OTHER FINANCIAL INSTRUMENTS*       LEVEL 1     LEVEL 2   LEVEL 3     TOTAL
----------------------------   --------------  -------   -------   --------
Cambiar Aggressive Value
   Fund                           $(90,000)      $--       $--     $(90,000)

* Other financial instruments are written options which are valued at the market value of the instrument.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

     The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                      CAMBIAR
                                                   INTERNATIONAL
INVESTMENT IN SECURITIES                            EQUITY FUND
------------------------                           -------------
Beginning balance as of April 30, 2008               $228,205
Accrued discounts/premiums                                 --
Realized gain/(loss)                                       --
Change in unrealized appreciation/(depreciation)           --
Net purchase/sales                                   (228,205)
Net transfers in and/or out Level 3                        --
                                                     --------
Ending balance as of October 31, 2008                $     --
                                                     ========

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Cambiar International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Cambiar International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

     On April 30, 2008, the Fund's adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     (i.e., the last 4 tax year ends, as applicable). The adoption of FIN 48 did not impact any of the Fund's net assets or results of operations.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

     OPTIONS -- The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

     CONTRACTS FOR DIFFERENCES -- The Funds are authorized to enter into various contracts, including contracts for differences ("CFD's"), for the purposes of capitalizing on valuation anomalies that exist between parent companies and their subsidiaries. CFD's are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     security and its value at the time the contract was entered. The contracts have no expiration date.

     The CFD's utilized in Cambiar's International Equity Fund and Aggressive Value Fund are effectively total return swaps. In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the CFD. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

     CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the coun-terparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. CFD's outstanding at period end, if any, are listed on the Schedule of Investments. In connection with futures contracts, cash or securities may be segregated as collateral by the Funds' custodian. As of October 31, 2008, the Funds do not hold any CFD's.

     EXPENSES -- Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

     OFFERING COSTS -- The Cambiar Aggressive Value Fund's offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement, were amortized over a twelve-month period from inception.

     REDEMPTION FEES -- The Cambiar International Equity Fund, Cambiar Conquistador Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the period ended October 31, 2008, the Funds retained fees of $3,448, $457 and $22,787, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders.

3. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODY AGREEMENTS:

The Funds and SEI Investments Global Fund Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.08% of the first $500 million, 0.06% of the next $500 million, 0.045% of the next $2 billion and 0.035% of any amount above $3 billion of the Funds' average daily net assets, subject to a minimum fee of $300,000.

The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Effective October 1, 2005, the Funds adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the "Adviser").

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year, the Cambiar Opportunity, the Cambiar International Equity, the Cambiar Conquistador and the Cambiar Aggressive Value Funds earned credits of $29,552, $2,538, $6,448 and $443, respectively, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statements of Operations.

Union Bank of California, N.A. serves as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4.   INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund's average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Conquistador and the Cambiar Aggressive Value Funds at an annual rate of 1.05%, 1.05% and 1.00%, respectively, of each Fund's average daily net assets. Prior to September 1, 2008, the Adviser provided investment advisory services to the Cambiar International Equity and Cambiar Conquistador Funds at an annual rate of 1.10% and 1.15%, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total operating expenses of the Cambiar Opportunity Fund's Investor Class Shares and the Institutional Class Shares from exceeding 1.20% and 0.95% of each Class' average daily net assets, respectively. The Adviser has also voluntarily agreed to waive a portion of its advisory fees, and to assume expenses, if necessary, in order to keep the Cambiar International Equity, Conquistador and Aggressive Value Funds' Investor Class Shares total operating expenses from exceeding 1.30% of each Fund's average daily net assets. Prior to September 1, 2008, the total operating expenses were limited to 1.50% of each Funds' Investor Class Shares. The Adviser has voluntarily agreed to limit the total operating expenses of the Cambiar Conquistador Institutional Class Shares to 1.05%.

5.   INVESTMENT TRANSACTIONS:

For the six months ended October 31, 2008, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

                                  PURCHASES         SALES
                               --------------   --------------
Opportunity Fund............   $1,223,463,979   $1,168,758,054
International Equity Fund...       28,523,050       32,729,749
Conquistador Fund...........       34,508,179       38,353,813
Aggressive Value Fund.......       29,312,822       22,959,062

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6.   FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

                                           LONG-TERM
                              ORDINARY      CAPITAL     RETURN OF
                               INCOME         GAIN       CAPITAL      TOTAL
                            -----------   -----------   ---------   -----------
Opportunity Fund
   2008                     $ 8,917,791   $88,819,645     $   --    $97,737,436
   2007                      26,357,722    18,966,662         --     45,324,384

International Equity Fund
   2008                         868,285     2,700,684         --      3,568,969
   2007                       1,779,520     3,047,532         --      4,827,052

Conquistador Fund
   2008                       3,061,638       166,774      1,026      3,229,438
   2007                         786,983       223,698         --      1,010,681

Aggressive Value Fund
   2008                           8,227            --         --          8,227

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

As of April 30, 2008, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                   CAMBIAR        CAMBIAR         CAMBIAR      CAMBIAR
                                 OPPORTUNITY   INTERNATIONAL   CONQUISTADOR   AGGRESSIVE
                                    FUND        EQUITY FUND        FUND       VALUE FUND
                                ------------   -------------   ------------   ----------
Undistributed Ordinary
   Income                       $         --    $       --     $        --    $  476,354
Undistributed Long-Term
   Capital Gain                   18,055,347     2,081,002              --            --
Capital Loss Carryforwards                --            --      (2,796,212)           --
Post-October Losses                       --            --      (1,030,727)           --
Post-October Currency Losses              --      (106,958)             --       (31,334)
Unrealized Appreciation          164,712,709     7,893,375         675,483     1,329,733
Other Temporary Differences               --            --         (12,597)           --
                                ------------    ----------     -----------    ----------
Total Distributable Earnings    $182,768,056    $9,867,419     $(3,164,053)   $1,774,753
                                ============    ==========     ===========    ==========

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2008, the Conquistador Fund had capital loss carryforwards of $2,796,212 expiring in April 2016.

Post-October losses and post-October currency losses represent losses realized on investment transactions and on foreign currency transactions, respectively, from November 1, 2007 through April 30, 2008 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding written options, for Federal income tax purposes at October 31, 2008, were as follows:

                     FEDERAL        UNREALIZED      UNREALIZED    NET UNREALIZED
                    TAX COST       APPRECIATION    DEPRECIATION    DEPRECIATION
                 --------------   -------------   --------------  --------------
Opportunity
   Fund          $1,492,328,407    $53,629,383    $(335,447,958)  $(281,818,575)

International
   Equity Fund       26,365,710        524,900       (4,313,711)     (3,788,811)

Conquistador
   Fund              57,835,694      1,144,696      (13,730,838)    (12,586,142)

Aggressive Value
   Fund              21,015,470        110,824       (4,322,978)     (4,212,154)

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

7.   RISKS:

At October 31, 2008, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.   OTHER:

At October 31, 2008, 70% of total shares outstanding were held by four record shareholders in the Cambiar Opportunity Fund, Investor Class, 84% of total shares outstanding were held by one record shareholder in the Cambiar Opportunity Fund, Institutional Class, 74% of total shares outstanding were held by three record shareholders in the Cambiar Conquistador Fund, Investor Class, 68% of total shares outstanding were held by one record shareholder in the Cambiar Conquistador Fund, Institutional Class and 57% of the total shares outstanding were held by one record shareholder in the Cambiar Aggressive Value Fund. The Cambiar International Fund had no shareholders owning 10% or more of total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

9.   ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT FOR THE CAMBIAR OPPORTUNITY FUND, CAMBIAR INTERNATIONAL EQUITY FUND AND CAMBIAR CONQUISTADOR FUND. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on May 13-14, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including the Adviser's investment personnel, the investment strategies of each Fund and the investment philosophy and process of the Adviser. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER. The Board was provided with information regarding the performance of each Fund over various periods and since each Fund's inception. The Board also compared each Fund's performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds, focusing on investment approach and general economic factors. The Board concluded that the performance of the International Equity Fund was favorable to its benchmark over various periods of time and was satisfied with the investment results that the Adviser had been able to achieve for the Fund. Although the Conquistador Fund and the Opportunity Fund underperformed their respective benchmarks during recent periods, the Board took into account recent market conditions and noted that each Fund's long-term performance was favorable and, therefore, concluded it was overall satisfied with the investment results that the Adviser had achieved for the Funds.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representatives then discussed the profits realized by the Adviser from its relationship with the Funds. The Trustees considered the information provided and concluded that such profit was not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees were the result of arm's length negotiations and, while higher than the majority of funds in their peer groups, were consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the overall expense ratio of each Fund and appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                    BEGINNING    ENDING                  EXPENSES
                                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                      VALUE       VALUE       EXPENSE     DURING
                                                     5/01/08    10/31/08      RATIOS      PERIOD*
                                                    ---------   ---------   ----------   --------
CAMBIAR OPPORTUNITY FUND -- INVESTOR CLASS
Actual Fund Return                                  $1,000.00   $  627.30      1.20%       $4.92
Hypothetical 5% Return                               1,000.00    1,019.16      1.20         6.11

CAMBIAR OPPORTUNITY FUND -- INSTITUTIONAL CLASS
Actual Fund Return                                  $1,000.00   $  627.90      0.95%       $3.90
Hypothetical 5% Return                               1,000.00    1,020.42      0.95         4.84

CAMBIAR INTERNATIONAL EQUITY FUND
Actual Fund Return                                  $1,000.00   $  513.70      1.42%       $5.42
Hypothetical 5% Return                               1,000.00    1,018.05      1.42         7.22

CAMBIAR CONQUISTADOR FUND -- INVESTOR CLASS
Actual Fund Return                                  $1,000.00   $  709.50      1.33%       $5.73
Hypothetical 5% Return                               1,000.00    1,018.50      1.33         6.77

CAMBIAR CONQUISTADOR FUND -- INSTITUTIONAL CLASS+
Actual Fund Return                                         **          **        **           **
Hypothetical 5% Return                                     **          **        **           **

CAMBIAR AGGRESSIVE VALUE FUND
Actual Fund Return                                  $1,000.00   $  552.50      1.50%       $5.87
Hypothetical 5% Return                               1,000.00    1,017.64      1.50         7.63

+  Commenced operations on October 31, 2008.

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception).

** This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operation history.

                                      NOTES

                                      NOTES

                                      NOTES

                                THE CAMBIAR FUNDS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                 1-866-777-8227

                               INVESTMENT ADVISER
                             Cambiar Investors, LLC
                              2401 E. Second Avenue
                                    Suite 400
                                Denver, CO 80206

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                          Morgan, Lewis & Bockius, LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

          This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-SA-001-0700

ITEM 2.  CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 The Advisors' Inner Circle Fund


By (Signature and Title)*                    /s/ Philip T. Masterson
                                             -----------------------------------
                                             Philip T. Masterson, President

Date:  December 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/ Philip T. Masterson
                                             -----------------------------------
                                             Philip T. Masterson, President

Date:  December 28, 2008


By (Signature and Title)*                    /s/ Michael Lawson
                                             -----------------------------------
                                             Michael Lawson, Treasurer,
                                             Controller & CFO


Date:  December 28, 2008

* Print the name and title of each signing officer under his or her signature.